Exhibit 10.12

SECOND AMENDED AND RESTATED SUBORDINATION AGREEMENT

SECOND AMENDED AND RESTATED SUBORDINATION AGREEMENT dated as of April 27, 2016 made by LIPPERT COMPONENTS, INC., a Delaware corporation (the “Issuer”), DREW INDUSTRIES INCORPORATED, a Delaware corporation (the “Company”) and each direct and indirect Subsidiary of the Company listed on Schedule I hereof (as such Schedule I shall be amended, modified and supplemented from time to time) and each other direct and indirect Subsidiary of the Company party hereto from time to time (together with the Company and the Issuer, each, individually, a “Subordinated Creditor” and collectively, the “Subordinated Creditors”), with and in favor of PGIM, INC. (“Prudential”) and each of the holders from time to time of the Notes (as defined below) (Prudential and each such holder are collectively referred to herein as, the “Noteholders”).
Reference is hereby made to (i) that certain Fourth Amended and Restated Note Purchase and Private Shelf Agreement, dated as of April 27, 2016 (as amended, restated, supplemented, or modified from time to time, the “Note Purchase Agreement”) by and among the Issuer and the Company, on the one hand, and the Noteholders, on the other hand, pursuant to which, among other things, (A) the Issuer issued and sold to the Series A Purchasers its 3.35% Series A Senior Notes due March 20, 2020, in the aggregate original principal amount of $50,000,000 (as amended, restated, amended and restated, supplemented or otherwise modified and as in effect from time to time and including any such notes issued in substitution or exchange therefor, collectively, the “Series A Notes”) and (B) subject to the terms and conditions set forth therein, certain affiliates of Prudential (the “Prudential Affiliates”) may, in their sole discretion and within limits which may be prescribed for purchase by them from time to time, purchase additional senior secured promissory notes issued by the Issuer in the aggregate principal amount from time to time provided for therein (as amended, restated, amended and restated, supplemented or otherwise modified and as in effect from time to time and including any such notes issued in substitution or exchange therefor, collectively, the “Shelf Notes” and, together with the Series A Notes, collectively, the “Notes”), and (ii) that certain Amended and Restated Subordination Agreement dated as of February 24, 2014 (as the same has been amended to date, the “Existing Subordination Agreement”), which instrument the parties agree is being amended and restated hereby in its entirety. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
The Issuer is a direct Subsidiary of the Company. The Subordinated Creditors have made and may from time to time make loans and advances to other Subordinated Creditors, subject to the terms and conditions contained in the Note Purchase Agreement, including, without limitation, the subordination of such obligations to the obligations of the Subordinated Creditors under the Note Purchase Agreement and the other Transaction Documents. The execution and delivery of the Note Purchase Agreement by the Noteholders is conditioned on, among other things, the execution and delivery by each Subordinated Creditor of a Second Amended and Restated Subordination Agreement in the form hereof. In order to induce the Noteholders to enter into the Note Purchase Agreement and the Facility, the Subordinated Creditors have agreed to enter into this Agreement with the Noteholders.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1Definitions, Terms. References to this “Agreement” shall be to this Second Amended and Restated Subordination Agreement as amended, supplemented, or otherwise modified from time to time. The term “Senior Obligations” shall mean, collectively, the due and punctual payment of (i) the principal of, interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on, and Yield-Maintenance Amount (if any) payable with respect to, the Notes when and as due, whether at maturity, by acceleration, upon one or more dates on which repayment or prepayment is required, or otherwise, and (ii) all other monetary obligations, including fees, costs, expenses, and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (w) of the Issuer and the Company to one or more of the Noteholders under the Note Purchase Agreement, (x) of the Company under the Parent Guaranty, (y) of the Subsidiary Guarantors under the Subsidiary Guaranty, and (z) of the Issuer and of the other Credit Parties under any Transaction Documents to which the Issuer or such other Credit Parties are or are to be parties. The term “Subordinated Debt” shall mean any and all Indebtedness, obligations and liabilities that are or were at any time owed by any Subordinated Creditor to any other Subordinated Creditor (including all interest accrued or to accrue thereon up to the date of such full payment thereof) of every kind and nature whatsoever, whether represented by negotiable instruments or other writings, whether direct or indirect, absolute or contingent, due or not due, secured or unsecured, original, renewed, modified or extended, now in existence or hereafter incurred, originally contracted with the Subordinated Creditor or with another Person, and whether contracted alone or jointly and/or severally with another or others.
Section 2    Subordination. Each Subordinated Creditor hereby agrees (and reaffirms and continues its agreement under the Existing Subordination Agreement) that all claims and demands, and all interest accrued or that may hereafter accrue thereon, in respect of any Subordinated Debt are subject and subordinate to the prior indefeasible payment and satisfaction in full in cash of all Senior Obligations. In furtherance of and not in limitation of the foregoing:
(a)    no payment or prepayment of any principal or interest on account of, and no repurchase, redemption or other retirement (whether at the option of the holder or otherwise) of Subordinated Debt shall be made, if at the time of such payment, prepayment, repurchase, redemption or retirement or immediately after giving effect thereto there shall exist a Default or Event of Default;
(b)    in the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relating to any Subordinated Creditor or to its creditors, or to their respective properties, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of any Subordinated Creditor, whether or not involving insolvency or bankruptcy, then the holders of Senior Obligations shall be entitled to receive final, indefeasible payment in full in cash of all Senior Obligations (including interest thereon accruing after the commencement of any such proceedings, whether or not allowed or allowable as a claim in such proceedings) and the Facility shall be terminated, before the holders of the Subordinated Debt (including any other Subordinated Creditor) shall be entitled to receive any payment or other distribution on account of the Subordinated Debt, and to that end the holders of Senior Obligations shall be entitled to receive distributions of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of the Subordinated Debt;
(c)    in the event that any Subordinated Debt is declared due and payable before its expressed maturity because of the occurrence of an event of default (under circumstances when the provisions of the foregoing paragraphs (a) or (b) are not applicable), the holders of the Senior Obligations outstanding at the time such Subordinated Debt so becomes due and payable because of such occurrence of such an event of default shall be entitled to receive final, indefeasible payment in full in cash of all Senior Obligations before the holders of the Subordinated Debt (including any Subordinated Creditor) are entitled to receive any payment or other distribution on account of the Subordinated Debt;

(d)    in the event that, notwithstanding the occurrence of any of the events described in paragraphs (a), (b) and (c), any such payment or distribution of assets of any Subordinated Creditor of any kind or character, whether in cash, property or securities, shall be received by the holders of Subordinated Debt (including any Subordinated Creditor) before all Senior Obligations are finally and indefeasibly paid in full in cash and the Facility shall have terminated, such payment or distribution shall be held in trust for the benefit of, and shall be promptly paid over or delivered to the holders of such Senior Obligations or their representative or representatives, or as their respective interests may appear, for application to the payment of all Senior Obligations remaining unpaid to the extent necessary to pay such Senior Obligations in full in cash, in accordance with the terms thereof, after giving effect to any concurrent payment or distribution to the holders of such Senior Obligations; and
(e)    no holder of Senior Obligations shall be prejudiced in its right to enforce subordination of the Subordinated Debt by any act or failure to act on the part of any Subordinated Creditors.
Section 3    No Payment or Security. Each Subordinated Creditor agrees not to make payment (except if permitted under Section 2(a) hereof) of, or give any security for or grant any Lien on its property or assets in respect of, any Subordinated Debt.
Section 4    Waiver, No Limitations.
(a)    Each Subordinated Creditor waives any and all notice of the acceptance of the subordination hereunder and of the creation or accrual of any of the Senior Obligations or of any renewals, extensions, increases, or other modifications thereof from time to time, or of the reliance of any Noteholder upon this Agreement.
(b)    Nothing contained herein shall constitute or be deemed to be a waiver or to limit any rights in any insolvency proceeding or under applicable law of any Noteholder, including in respect of any claim that any payment in respect of Subordinated Debt, whether or not permitted under Section 2 hereof, is a preferential transfer or otherwise should be set aside or recovered for the benefit of creditors of any Subordinated Creditor.
Section 5    No Impairment of Subordination. Each holder of Subordinated Debt hereby consents that the liability of each Subordinated Creditor or of any other party for or upon the Senior Obligations may, from time to time, in whole or in part be renewed, increased, extended, or modified, in any and all respects, or accelerated, compromised, settled or released, and that any collateral security and Liens for the Senior Obligations, or any guarantee or other accommodation in respect thereof may, from time to time, in whole or in part, be exchanged, sold, released or surrendered by any Noteholder, as it may deem advisable, or that any security interest may be unperfected, and that the financial condition, legal status, corporate structure or identity, entity classification, affiliation, or any other characteristic affecting any Subordinated Creditor, or affecting any Senior Obligation, may change in any respect whatsoever, and any other fact or circumstance may occur that would, but for this specific provision to the contrary, relieve such holder of Subordinated Debt from the provisions of this Agreement, all without impairing the subordination contained in this Agreement and without any notice to or assent from such holder of Subordinated Debt.
Section 6    Proof of Claim, Past Default.

(a)    Each holder of Subordinated Debt hereby irrevocably authorizes the Noteholders and irrevocably constitutes and appoints the Noteholders as its attorney in fact with full power (coupled with an interest, and with power of substitution) in the name, place and stead of such holder of Subordinated Debt and whether or not a default exists with respect to the Subordinated Debt, to file proofs of claim for the full, amount of the Subordinated Debt held by it against any obligor in respect thereof or such obligor’s property in any statutory or non-statutory proceeding affecting such obligor or the Subordinated Debt or any other proceeding and to vote the full amount of the Subordinated Debt (i) for or against any proposal or resolution; (ii) for a trustee or trustees or for a committee of creditors; or (iii) for the acceptance or rejection of any proposed arrangement, plan of reorganization, composition, settlement or extension and in connection with any such proceeding.
(b)    After the occurrence and during the continuation of a Default or Event of Default or any event described in paragraphs 2(b) or 2(c), should any payment or distribution or collateral security or proceeds of any collateral security be received or collected by the holder of any Subordinated Debt for or on account of any Subordinated Debt, prior to the time that all Senior Obligations have been fully, finally, and indefeasibly paid in cash and the Facility has been terminated, such holder of Subordinated Debt shall forthwith deliver the same to the Noteholders, in precisely the form received (with the endorsement of such holder of Subordinated Debt where necessary), for application on account of the Senior Obligations (or, in the case of collateral security, delivery to the Notes Collateral Agent, for such application thereby) and such holder of Subordinated Debt agrees that, until so delivered, the same shall be deemed received by such holder of Subordinated Debt as trustee for the Noteholders in trust for the Noteholders; and in the event of the failure of such holder of Subordinated Debt to endorse any instrument for the payment of money so received payable to its order, the Noteholders or any officer or employee thereof is hereby irrevocably constituted and appointed attorney in fact for such holder of Subordinated Debt, with full power (coupled with an interest and with full power of substitution) to make any such endorsement. In the event that such holder of Subordinated Debt fails to make such delivery, such holder of Subordinated Debt agrees to immediately pay to the Noteholders an amount equivalent to any such payment or the value of such security received.
(c)    No holder of Subordinated Debt will take or omit to take any action or assert any claim with respect to the Subordinated Debt or otherwise which is inconsistent with the provisions of this Agreement. Without limiting the foregoing, no holder of Subordinated Debt will assert, collect or enforce the Subordinated Debt or any part thereof or take any action to foreclose or realize upon the Subordinated Debt or any part thereof or enforce any of the documents, instruments or agreements evidencing the same except (a) in each such case as necessary, so long as no Default or Event of Default has occurred and is then continuing under the Note Purchase Agreement or would occur after giving effect thereto, to collect any sums expressly permitted to be paid pursuant to Section 2(a), to the extent (but only to such extent) that the commencement of a legal action may be required to toll the running of any applicable statute of limitation. Until the Senior Obligations have been finally paid in full in cash, no holder of Subordinated Debt shall have any right of subrogation, reimbursement, restitution, contribution or indemnity whatsoever from any assets of any Subordinated Creditor or any guarantor of or provider of collateral security for the Senior Obligations. Each holder of Subordinated Debt further waives any and all rights with respect to marshalling.
Section 7    No Transfer. Each Subordinated Creditor represents and warrants to the Noteholders that such Subordinated Creditor has not granted any security interest in or made any other transfer or assignment of any Subordinated Debt (except to the Notes Collateral Agent for the ratable benefit of the Noteholders and agrees that such Subordinated Creditor will not grant a security interest in, or Lien upon, any of its properties or assets in respect of any Subordinated Debt (whether now outstanding or hereafter arising) or make any other sale, transfer or assignment of any Subordinated Debt other than to another Subordinated Creditor or as permitted under the Note Agreement (except to or as designated by the Noteholders). The holders of the Subordinated Debt will not, at any time this Agreement is in effect, modify any of the terms of any of the Subordinated Debt or any documents, instruments or agreements evidencing same in any way that would adversely affect the subordination of the Subordinated Debt hereunder or otherwise violate the Note Agreement.

Section 8    Instruments. Each Subordinated Creditor represents and warrants to the Noteholders that as of the date hereof the Subordinated Debt is not represented by any instruments or other writings. Each Subordinated Creditor agrees that at no time hereafter will any part of the Subordinated Debt be represented by any instruments or other writings, except such instruments or other writings, if any, (a) that in each case bear a legend clearly referring to this Agreement and setting forth that the obligations represented by such instruments or writings are subject to the subordination hereunder, and (b) true copies of which shall have been delivered to the Noteholders (or its agent or trustee) promptly after execution thereof. Subordinated Debt not evidenced by an instrument or document shall nevertheless be deemed subordinated by virtue of this Agreement.
Section 9    Statements of Account, Books and Records. Each holder of Subordinated Debt further hereby agrees that it will render to any Noteholder upon demand, from time to time, a statement of the account of each Subordinated Creditor with it. Each holder of Subordinated Debt agrees that its respective books and records, and financial statements, will appropriately show that the Subordinated Debt is subject to this Agreement.
Section 10    Other Subordination Provisions. The subordination hereunder shall be in addition to, and shall not limit or be limited by, any subordination provisions contained in the Subsidiary Guaranty, the Parent Guaranty or any other Transaction Document.
Section 11    Representation and Warranties. Each Subordinated Creditor represents and warrants to the Noteholders that all representations and warranties relating to it in the Note Purchase Agreement are true and correct.
Section 12    Amendment; Waiver. No amendment or waiver of any provision of this Agreement, nor consent to any departure by any Subordinated Creditor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Holders. Any such waiver, consent or approval shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Subordinated Creditor in any case shall entitle any Subordinated Creditor to any other or further notice or demand in the same, similar or other circumstances. No waiver of any breach or default of or by any Subordinated Creditor under this Agreement shall be deemed a waiver of any other previous breach or default or any thereafter occurring.
Section 13    Survival; Severability.
(a)    All covenants, agreements, representations and warranties made by the Subordinated Creditors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement, the Note Purchase Agreement or any Transaction Document (a) shall be considered to have been relied upon by the Noteholders and shall survive the purchase of the Notes, and the execution and delivery to the Noteholders of any Notes, regardless of any investigation made by the Noteholders, and (b) shall continue in full force and effect as long as any of any of the Notes are outstanding and unpaid and the Facility has not been terminated.
(b)    Any provision of this Agreement that is illegal, invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without invalidating the remaining provisions hereof or affecting the legality, validity or enforceability of such provisions in any other jurisdiction. The parties hereto agree to negotiate in good faith to replace any illegal, invalid or unenforceable provision of this Agreement with a legal, valid and enforceable provision that, to the extent possible, will preserve the economic bargain of this Agreement, or to otherwise amend this Agreement to achieve such result.

Section 14    Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Subordinated Creditor that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. No Subordinated Creditor may assign or transfer any of its rights or obligations hereunder except as expressly contemplated by this Agreement, the Note Purchase Agreement or the Transaction Documents (and any such attempted assignment shall be void).
Section 15    GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAWS OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.
Section 16    Headings. The Article and Section headings in this Agreement are for convenience only and shall not affect the construction hereof.
Section 17    Notices. Notices, consents and other communications provided for herein shall (except as otherwise expressly permitted herein) be in writing and given as provided in paragraph 13I of the Note Purchase Agreement. Communications and notices to any Subordinated Creditor shall be given to it at its address set forth in Schedule II hereto.
Section 18    Counterparts; Additional Parties.
(a)    This Agreement may be executed in separate counterparts (delivery of any executed counterpart by facsimile transmission or electronic mail having the same effect as manual delivery thereof), each of which shall constitute an original, but all of which, when taken together, shall constitute but one Agreement.
(b)    The Company shall cause each Person that becomes a direct or indirect Subsidiary of the Company (if such Person is not already a party to this Agreement) to execute and deliver a supplement hereto in the form of Exhibit 18(b) hereto concurrent with such Person’s becoming a direct or indirect Subsidiary of the Company unless not required under the Note Agreement. Upon execution and delivery after the date hereof by such new Subsidiary of such supplement, such Subsidiary shall become a party hereto with the same force and effect as if originally named herein. The execution and delivery of such supplement shall not require the consent of any Subordinated Creditor. The rights and obligations of each Subordinated Creditor and each other holder of Subordinated Debt hereunder shall remain in full force and effect notwithstanding the addition of, or the failure to add, any Person as a party hereto, in each case whether or not required under the Note Purchase Agreement. Prudential acknowledges and agrees that any Prudential Affiliate that becomes an initial holder of Notes (if such Prudential Affiliate is not already a party to this Agreement) shall be deemed to be a party hereto upon its execution and delivery of a Confirmation of Acceptance with respect to such Notes, whereupon such Prudential Affiliate shall become a party hereto with the same force an effect as if originally named herein.
Section 19    Jurisdiction, Consent to Service of Process.

(a)    Each Subordinated Creditor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, the Note Purchase Agreement or the Transaction Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Noteholder may otherwise have to bring any action or proceeding relating to this Agreement, the Note Purchase Agreement or the Transaction Documents against any Subordinated Creditor or its properties in the courts of any jurisdiction.
(b)    Each Subordinated Creditor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in the preceding paragraph. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(c)    Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 17. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
Section 20    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTE PURCHASE AGREEMENT, THE NOTES OR THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
EACH SUBORDINATED CREDITOR WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT EITHER OF THEM MAY HAVE TO CLAIM OR RECOVER FROM THE NOTES COLLATERAL AGENT OR ANY NOTEHOLDER IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

Section 21    TERMINATION OF SUBORDINATION. This Agreement shall continue in full force and effect, and the obligations and agreements of the Subordinated CreditorS hereunder shall continue to be fully operative, until all of the Senior Obligations shall have been paid and satisfied in full in cash and such full payment and satisfaction shall be final and not avoidable. To the extent that the Issuer or any guarantor of or provider of collateral for the Senior Obligations makes any payment on the Senior Obligations that is subsequently invalidated, declared to be fraudulent or preferential or set aside or is required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or reorganization act, state or federal law, common law or equitable cause (such payment being hereinafter referred to as a “Voided Payment”), then to the extent of such Voided Payment, that portion of the Senior Obligations that had been previously satisfied by such Voided Payment shall be revived and continue in full force and effect as if such Voided Payment had never been made. In the event that a Voided Payment is recovered from any Noteholder, an Event of Default shall be deemed to have existed and to be continuing under the Note Purchase Agreement from the date of such Noteholder’s initial receipt of such Voided Payment until the full amount of such Voided Payment is restored to such Noteholder. During any continuance of any such Event of Default, this Agreement shall be in full force and effect with respect to the Subordinated Debt. To the extent that the any holder of Subordinated Debt has received any payments with respect to the Subordinated Debt subsequent to the date of such Noteholder’s initial receipt of such Voided Payment and such payments have not been invalidated, declared to be fraudulent or preferential or set aside or required to be repaid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, such holder of Subordinated Debt shall be obligated and hereby agrees that any such payment so made or received shall be deemed to have been received in trust for the benefit of the Noteholders, and such holder of Subordinated Debt hereby agrees to pay to such Noteholder, upon demand, the full amount so received by such holder of Subordinated Debt during such period of time to the extent necessary fully to restore to such Noteholder the amount of such Voided Payment. Upon the payment and satisfaction in full in cash of all of the Senior Obligations, which payment shall be final and not avoidable, this Agreement will automatically terminate without any additional action by any party hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amended and Restated Subordination Agreement to be duly executed and delivered by their respective officers or representatives as of the day and year first above written.
DREW INDUSTRIES INCORPORATED

By: _______________________________
Name: David M. Smith
Title: Chief Financial Officer

LIPPERT COMPONENTS, INC.

By: _______________________________
Name: David M. Smith
Title: Chief Financial Officer

LIPPERT COMPONENTS MANUFACTURING, INC.
LIPPERT COMPONENTS INTERNATIONAL SALES, INC.
ZIEMAN MANUFACTURING COMPANY
KINRO TEXAS, INC.
INNOVATIVE DESIGN SOLUTIONS, INC.
DSI ACQUISITION CORP.

By: _______________________________
Name: David M. Smith
Title: Chief Financial Officer

KM REALTY, LLC
KM REALTY II, LLC

By: _______________________________
Name: David M. Smith
Title: Chief Financial Officer

LCM REALTY, LLC
LCM REALTY II, LLC
LCM REALTY III, LLC
LCM REALTY IV, LLC
LCM REALTY V, LLC
LCM REALTY VI, LLC
LCM REALTY VII, LLC
LCM REALTY VIII, LLC
LCM REALTY IX, LLC

By: _______________________________

Name: David M. Smith
Title: Chief Financial Officer

PGIM, INC.

By: ___________________________________
Name:
Title:    Vice President

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By: ___________________________________
Name:
Title:     Vice President

PRUDENTIAL RETIREMENT INSURANCE
AND ANNUITY COMPANY

By:    PGIM, Inc.
(as Investment Manager)

By:______________________________
Name:
Title:     Vice President

FARMERS INSURANCE EXCHANGE
MID CENTURY INSURANCE COMPANY
ZURICH AMERICAN INSURANCE COMPANY

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: ______________________________
Name:
Title:     Vice President